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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 27, 2001
                                 (JUNE 21, 2001)


                                 THE KNOT, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            DELAWARE               __________            33-895178
(STATE OR OTHER JURISDICTION OF                (IRS EMPLOYER IDENTIFICATION NO.)
         INCORPORATION)                             (COMMISSION FILE NUMBER)


462 BROADWAY, 6TH FLOOR, NEW YORK, NEW YORK                   10013
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


                                 (212) 219-8555
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


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ITEM 5.  OTHER EVENTS.

         On June 27, 2001, Registrant announced the receipt of a Nasdaq Staff Determination on June 21, 2001 that Registrant failed to comply with the minimum bid price requirement for continued listing on The Nasdaq National Market, and that Registrant's securities are, therefore, subject to delisting from The Nasdaq National Market. Registrant has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. According to Nasdaq procedures, the hearing date will be set, to the extent practicable, within 45 days of the request, and Registrant's stock will continue to trade on the Nasdaq National Market pending the panel's decision.

         A copy of the press release with respect to this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NUMBER

     99.1 Press Release issued on June 27, 2001 announcing the receipt of a Nasdaq Staff Determination.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE KNOT, INC.
                                            (Registrant)

Date: June 27, 2001                         By: /S/ RICHARD SZEFC
                                                ----------------------
                                                Name:  Richard Szefc
                                                Title: Chief Financial Officer